Exhibit 99.1

SBC Medical Group Holdings Announces First Quarter 2026 Financial Results

IRVINE, Calif. --SBC Medical Group Holdings Incorporated (Nasdaq: SBC) (“SBC Medical” or the “Company”), a Medical Services Organization providing management support across a wide range of healthcare fields, today announced its financial results for the three months ended March 31, 2026.

First Quarter 2026 Highlights

•
Total revenues were $43 million, representing a 9% year-over-year decrease.
•
Net income attributable to SBC Medical Group Holdings Incorporated was $11 million, representing a 47% year-over-year decrease. Net income margin was 26% for the first quarter of 2026, representing a year-over-year decrease of 19 percentage points.
•
Earnings per share, which is defined as net income attributable to the Company divided by the weighted average number of outstanding shares, was $0.11 for the three months ended March 31, 2026, representing a 48% year-over-year decrease.
•
EBITDA1, which is calculated by adding depreciation and amortization expense to income from operations was $18 million, representing a 26% year-over-year decrease. EBITDA margin1 was 43% for the first quarter of 2026, representing a year-over-year decrease of 10 percentage points.
•
Return on equity2, which is defined as net income attributable to the Company divided by the average shareholders' equity as of March 31, 2026, was 18% representing a year-over-year decrease of 23 percentage points.
•
Number of franchise locations3 was 284 as of March 31, 2026, representing an increase of 33 locations from March 31, 2025.
•
Number of customers4 in the last twelve months ended March 31, 2026, was 6.76 million, representing a 10% year-over-year increase.
•
Repeat rate for customers5 who visited franchisee’s clinics twice or more was 72%.

Yoshiyuki Aikawa, Chairman and Chief Executive Officer of SBC Medical, said, “For the first quarter of fiscal year 2026, SBC Medical reported revenue of $43 million, representing a 9% year-over-year decline. This decrease was primarily attributable to a strategic structural reform implemented in April 2025, involving a revision of the franchise fee structure. Excluding this structural change, the performance of our core business remained solid. In terms of profitability, our net income margin was 26%, and our EBITDA margin remained at a high level of 43%.

Looking ahead, we will continue to promote our multi-brand strategy in the aesthetic dermatology field, expand our non-aesthetic medical business, and strengthen our operational foundation in overseas markets. In addition, we will pursue opportunities in the longevity market and further enhance our services through the utilization of AI, with the goal of building a sustainable and continuously growing healthcare platform.”

1 EBITDA and EBITDA margin are non-GAAP financial measures. For more information on non-GAAP financial measures, please see the section “Use of Non-GAAP Financial Measures” and the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

2 Return on equity is presented on an annualized basis.

3 The figure includes locations of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH Clinic, JUN CLINIC, OrangeTwist.

4 The customer count includes customers of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH Clinic, and JUN CLINIC. The applicable periods are from April 1, 2025 to March 31, 2026.

5 The figures include franchised SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH Clinic, and JUN Clinic, excluding free counseling. The percentages represent customers who visited our franchisees' clinics twice or more. Please note that the unique counts and repeat rates for AHH clinics and JUN clinics are estimated based on the ratios of SBC brand clinics, Rize clinics, and Gorilla clinics.

Conference Call

The Company will hold a conference call on Thursday, May 14, 2026, at 8:30 a.m. Eastern Time (or Thursday, May 14, 2026, at 9:30 p.m. Japan Time) to discuss the financial results for the first quarter ended March 31, 2026. A question‑and‑answer session with analysts and investors will follow the prepared remarks.

Please register in advance of the conference using the link provided below.

https://zoom.us/webinar/register/WN_6RZgrwsUREiRpAmBBGTikA

It will automatically direct you to the registration page of “ 1Q 2026 Earning Call ”. Please follow the steps to enter your registration details, then click “Submit.”. Upon registration, you will be able to access the dedicated Conference Call viewing site. In addition to viewing the conference call, this site provides access to information about the speakers as well as past investor relations materials.

Additionally, the earnings release, accompanying slides, and an archived webcast of this conference call will be available at the Company’s Investor Relations website at https://ir.sbc-holdings.com/

About SBC Medical

SBC Medical Group Holdings Incorporated is a Medical Services Organization providing management support across a wide range of healthcare fields, including advanced aesthetic healthcare, dermatology, orthopedics, fertility treatment, gynecology, dentistry, alopecia treatment (AGA), and ophthalmology. The Company manages a diverse portfolio of clinic brands and is actively expanding its global presence, particularly in the United States and Asia, through both direct operations and medical tourism initiatives. In September 2024, the Company was listed on Nasdaq, and in June 2025, it was selected for inclusion in the Russell 3000® Index, a broad benchmark of the U.S. equity market. Guided by its Group Purpose “Contributing to the well-being of people around the world through medical innovation,” SBC Medical Group Holdings Incorporated continues to provide safe, trusted, and high-quality medical services while further strengthening its international reputation for quality and trust in medical care.

For more information, visit https://sbc-holdings.com/en

For more insights and updates from SBC Medical, follow us on LinkedIn.

Use of Non-GAAP Financial Measures

The Company uses non-GAAP measures, such as EBITDA and EBITDA margin, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company’s results of operations, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company’s management in its financial and operational decision-making.

The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net income (loss), net income margin, cash flows provided by operating activities, or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP.

The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company’s performance.

For more information on the non-GAAP financial measures, please see the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$167,305,095	$163,773,838
Accounts receivable	2,980,193	2,388,021
Accounts receivable – related parties	33,784,532	27,511,730
Inventories	2,323,880	2,792,617
Short-term investments – related parties	313,865	319,193
Finance lease receivables, current – related parties	13,326,150	12,832,355
Income tax recoverable	1,173,913	1,175,510
Customer loans receivable, current	6,659,837	8,705,999
Prepaid expenses and other current assets	10,912,717	11,724,852
Total current assets	238,780,182	231,224,115

Non-current assets:
Property and equipment, net	7,287,369	7,539,392
Intangible assets, net	47,152,285	47,742,888
Long-term investments, net	1,198,583	1,299,366
Equity method investments	20,312,642	20,312,642
Goodwill, net	15,398,049	15,432,061
Finance lease receivables, non-current – related parties	12,548,800	13,746,513
Operating lease right-of-use assets	11,084,198	8,366,569
Finance lease right-of-use assets	392,118	450,874
Deferred tax assets	4,975,629	4,014,294
Customer loans receivable, non-current	3,454,969	4,824,977
Long-term prepayments	705,430	393,270
Long-term investments in MCs – related parties	17,539,564	17,837,293
Other assets	7,189,758	7,263,692
Total non-current assets	149,239,394	149,223,831
Total assets	$388,019,576	$380,447,946

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$19,168,072	$16,988,384
Accounts payable – related parties	527,624	651,463
Bank and other borrowings, current	8,987,118	9,099,046
Advances from customers	1,011,249	1,415,762
Advances from customers – related parties	4,217,057	5,357,221
Income tax payable	8,450,440	8,821,853
Operating lease liabilities, current	5,521,371	4,416,960
Finance lease liabilities, current	118,297	132,946
Accrued liabilities and other current liabilities	11,896,371	11,544,695
Due to related party	2,670,016	2,692,673
Total current liabilities	62,567,615	61,121,003

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS — (Continued)

	March 31, 2026	December 31, 2025
Non-current liabilities:
Bank and other borrowings, non-current	31,447,900	33,734,438
Deferred tax liabilities	16,215,816	16,374,832
Operating lease liabilities, non-current	5,731,514	4,136,257
Finance lease liabilities, non-current	93,600	116,527
Other liabilities	1,578,954	1,660,183
Total non-current liabilities	55,067,784	56,022,237
Total liabilities	117,635,399	117,143,240

Commitments and contingencies (Note 19)

Stockholders’ equity:
Preferred stock ($0.0001 par value, 20,000,000 shares authorized; no shares issued and outstanding as of March 31, 2026 and December 31, 2025)	—	—
Common stock ($0.0001 par value, 400,000,000 shares authorized, 103,881,251 shares issued, and 102,576,943 shares outstanding as of March 31, 2026 and December 31, 2025)	10,388	10,388
Additional paid-in capital	72,867,424	72,867,424
Treasury stock (at cost, 1,304,308 shares as of March 31, 2026 and December 31, 2025)	(7,749,997)	(7,749,997)
Retained earnings	251,756,691	240,448,620
Accumulated other comprehensive loss	(61,541,134)	(57,294,239)
Total SBC Medical Group Holdings Incorporated stockholders’ equity	255,343,372	248,282,196
Non-controlling interests	15,040,805	15,022,510
Total stockholders’ equity	270,384,177	263,304,706
Total liabilities and stockholders’ equity	$388,019,576	$380,447,946

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the Three Months Ended March 31,
	2026	2025
Revenues, net – related parties	$37,955,060	$45,257,145
Revenues, net	5,105,502	2,071,556
Total revenues, net	43,060,562	47,328,701
Cost of revenues (including cost of revenues from related parties of $124,389 and $3,456,928 for the three months ended March 31, 2026 and 2025, respectively)	12,713,828	9,595,617
Gross profit	30,346,734	37,733,084

Operating expenses:
Selling, general and administrative expenses (including selling, general and administrative expenses from related parties of $343,393 and nil for the three months ended March 31, 2026 and 2025, respectively)	12,626,719	13,531,010
Total operating expenses	12,626,719	13,531,010

Income from operations	17,720,015	24,202,074

Other income (expenses):
Interest income	121,369	55,333
Interest expense	(114,806)	(6,207)
Foreign currency exchange gain (loss), net	861,678	(1,058,526)
Other income	491,564	151,328
Other expenses	(223,209)	(638,733)
Gain on redemption of life insurance policies	—	8,746,138
Total other income	1,136,596	7,249,333

Income before income taxes	18,856,611	31,451,407

Income tax expense	7,527,591	9,959,457

Net income	11,329,020	21,491,950
Less: net income (loss) attributable to non-controlling interests	20,949	(10,496)
Net income attributable to SBC Medical Group Holdings Incorporated	$11,308,071	$21,502,446

Other comprehensive income (loss):
Foreign currency translation adjustment	$(4,249,549)	$9,808,327
Total comprehensive income	7,079,471	31,300,277
Less: comprehensive income (loss) attributable to non-controlling interests	18,295	(36,832)
Comprehensive income attributable to SBC Medical Group Holdings Incorporated	$7,061,176	$31,337,109

Net income per share attributable to SBC Medical Group Holdings Incorporated
Basic and diluted	$0.11	$0.21
Weighted average shares outstanding
Basic and diluted	102,576,943	103,276,637

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$11,329,020	$21,491,950
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	670,434	628,304
Non-cash lease expense	1,420,824	985,184
Provision for (reversal of) credit losses	(31,353)	25,102
Fair value change of long-term investments	80,301	140,581
Gain on redemption of life insurance policies	—	(8,746,138)
Gain on disposal of property and equipment	—	(12,375)
Deferred income taxes	(1,086,473)	7,016,227
Changes in operating assets and liabilities:
Accounts receivable	(627,606)	(147,925)
Accounts receivable - related parties	(6,821,339)	(295,505)
Inventories	442,643	(124,279)
Finance lease receivables - related parties	264,252	(2,779,253)
Customer loans receivable	3,270,347	4,501,760
Prepaid expenses and other current assets	629,253	(3,150,243)
Long-term prepayments	31,592	98,164
Other assets	(66,265)	318,351
Accounts payable	2,484,437	3,235,017
Accounts payable - related parties	(114,689)	441,481
Notes payables - related parties	—	(548,077)
Advances from customers	(386,997)	(328,791)
Advances from customers - related parties	(1,066,776)	(2,114,829)
Income tax payable	(245,955)	(17,635,239)
Operating lease liabilities	(1,424,716)	(1,036,605)
Accrued liabilities and other current liabilities	543,412	63,764
Other liabilities	(62,408)	(98,005)
NET CASH PROVIDED BY OPERATING ACTIVITIES	9,231,938	1,928,621

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(124,995)	(253,725)
Prepayments for property and equipment	(423,870)	(501,253)
Purchase of long-term investments	—	(635,145)
Long-term loans to others	—	(12,783)
Repayments from related parties	—	70,000
Repayments from others	20,840	30,680
Proceeds from disposal of property and equipment	—	323,419
NET CASH USED IN INVESTING ACTIVITIES	(528,025)	(978,807)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from related parties	—	15,000
Repayments of bank and other borrowings	(1,782,479)	(55,873)
Repayments of finance lease liabilities	(37,278)	(223,454)
Repayments to related parties	(22,657)	(16,053)
NET CASH USED IN FINANCING ACTIVITIES	(1,842,414)	(280,380)

Effect of exchange rate changes	(3,330,242)	6,342,297

NET CHANGE IN CASH AND CASH EQUIVALENTS	3,531,257	7,011,731
CASH AND CASH EQUIVALENTS AS OF THE BEGINNING OF THE PERIOD	163,773,838	125,044,092
CASH AND CASH EQUIVALENTS AS OF THE END OF THE PERIOD	$167,305,095	$132,055,823

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest expense	$114,806	$6,207
Cash paid for income taxes, net	$8,848,074	$20,577,290

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

	For the Three Months Ended March 31,
	2026	2025
NON-CASH INVESTING AND FINANCING ACTIVITIES
Property and equipment transferred from long-term prepayments	$68,691	$125,287
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$19,664	$102,599
Finance lease right-of-use assets obtained in exchange for finance lease liabilities	$—	$581,129
Remeasurement of operating lease liabilities and right-of-use assets due to lease modifications	$4,260,931	$358,358
Payables to related parties in connection with loan services provided	$—	$1,922,224
Issuance of common stock as incentive shares	$—	$86
Redemption proceeds receivable on life insurance policies	$—	$17,735,717

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SBC MEDICAL GROUP HOLDINGS INCORPORATED

Unaudited Reconciliations of GAAP and Non-GAAP Results

	For the Three Months Ended March 31,
	2026	2025
Total Revenues, net	$43,060,562	$47,328,701
Net income attributable to SBC Medical Group Holdings Incorporated	11,308,071	21,502,446
Net income margin	26%	45%
Income from operations	17,720,015	24,202,074
Depreciation and amortization expense	670,434	628,304
EBITDA	18,390,449	24,830,378
EBITDA margin	43%	52%

Net income margin is defined as net income attributable to SBC Medical Group Holdings Incorporated divided by total revenues, net. EBITDA is calculated by adding depreciation and amortization expense to income from operations. EBITDA margin is defined as EBITDA divided by total revenues, net.

Contacts

SBC Medical Group Holdings Incorporated

Hikaru Fukui / Head of IR Department E-mail: ir@sbc-holdings.com